SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : May 28, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of January 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2001-AR2)


               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-61840-01                 13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2001-AR2 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of January 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital Inc., as seller, Chase Manhattan Mortgage Corporation as master servicer, Greenpoint Mortgage Funding Inc. as seller and servicer, Washington Mutual Mortgage Securities Corp. as servicer, Olympus Servicing LP as servicer and special servicer, Bank One National Association as trustee, and JPMorgan Chase Bank, as trust administrator. On May 28, 2002 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.



Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on May 28, 2002 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               JPMorgan Chase Bank, not in its individual capacity but solely as Trust Administrator under the Agreement referred to herein





Date:  June 10, 2002            By:  /s/ Andreas Auer
                                        -----------------------------------
                                        Andreas Auer
                                        Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         May 28, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on May 28, 2002

               CSFB Mortgage Pass-Through Certificates, Series  2002-AR2
                        Statement to Certificate Holders
                               May 28, 2002


---------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
---------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL       BEGINNING
               FACE         PRINCIPAL                                                          REALIZED     DEFERRED       PRINCIPAL
CLASS          VALUE         BALANCE            PRINCIPAL        INTEREST        TOTAL           LOSSES     INTEREST        BALANCE
---------------------------------------------------------------------------------------------------------------------------------
IA       132,515,000.00     127,183,055.11     3,295,156.89       689,659.37     3,984,816.26   0.00        0.00      123,887,898.22
IIA1     161,534,000.00     155,848,046.50     3,953,386.80       321,436.60     4,274,823.40   0.00        0.00      151,894,659.70
IIA2       5,077,000.00       4,898,290.96       124,254.61        10,776.24       135,030.85   0.00        0.00        4,774,036.35
IIM1      12,000,000.00      12,000,000.00             0.00        33,000.00        33,000.00   0.00        0.00       12,000,000.00
IIM2       4,154,000.00       4,154,000.00             0.00        14,279.38        14,279.38   0.00        0.00        4,154,000.00
IIB        1,846,133.00       1,846,133.00             0.00         7,869.14         7,869.14   0.00        0.00        1,846,133.00
IB1        3,155,000.00       3,146,238.57         2,975.34        17,060.71        20,036.05   0.00        0.00        3,143,263.23
IB2        1,683,000.00       1,678,326.31         1,587.16         9,100.85        10,688.01   0.00        0.00        1,676,739.15
IB3        1,122,000.00       1,118,884.20         1,058.11         6,067.23         7,125.34   0.00        0.00        1,117,826.09
AR               100.00               0.00             0.00             0.00             0.00   0.00        0.00                0.00
IB4          771,000.00         768,858.93           727.10         4,169.19         4,896.29   0.00        0.00          768,131.83
IB5          491,000.00         489,636.49           463.04         2,655.09         3,118.13   0.00        0.00          489,173.45
IB6          491,413.00         490,048.35           463.43         2,657.32         3,120.75   0.00        0.00          489,584.92
TOTALS   324,839,646.00     313,621,518.42     7,380,072.48     1,118,731.12     8,498,803.60   0.00        0.00      306,241,445.94

IIX      184,611,133.00     179,669,526.12             0.00       807,952.20       807,952.20   0.00        0.00      175,591,884.71

----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA       22540VTR3       959.76346157    24.86629355     5.20438720   30.07068075          934.89716802       IA         6.507087 %
IIA1     22540VTS1       964.80026806    24.47402281     1.98990058   26.46392338          940.32624525       IIA1       2.250000 %
IIA2     22540VUP5       964.80026787    24.47402206     2.12256057   26.59658263          940.32624581       IIA2       2.400000 %
IIM1     22540VTU6     1,000.00000000     0.00000000     2.75000000    2.75000000        1,000.00000000       IIM1       3.000000 %
IIM2     22540VTV4     1,000.00000000     0.00000000     3.43750120    3.43750120        1,000.00000000       IIM2       3.750000 %
IIB      22540VTZ5     1,000.00000000     0.00000000     4.26249896    4.26249896        1,000.00000000       IIB        4.650000 %
IB1      22540VTW2       997.22300158     0.94305547     5.40751506    6.35057052          996.27994612       IB1        6.507087 %
IB2      22540VTX0       997.22300059     0.94305407     5.40751634    6.35057041          996.27994652       IB2        6.507087 %
IB3      22540VTY8       997.22299465     0.94305704     5.40751337    6.35057041          996.27993761       IB3        6.507087 %
AR       22540VUA8         0.00000000     0.00000000     0.00000000    0.00000000            0.00000000       AR         6.507087 %
IB4      22540VUB6       997.22299611     0.94306096     5.40750973    6.35057069          996.27993515       IB4        6.507087 %
IB5      22540VUC4       997.22299389     0.94305499     5.40751527    6.35057026          996.27993890       IB5        6.507087 %
IB6      22540VUD2       997.22300794     0.94305604     5.40750855    6.35056460          996.27995189       IB6        6.507087 %
TOTALS                   965.46564522    22.71912487     3.44394883   26.16307370          942.74652036

IIX      22540VUE0       973.23234629     0.00000000     4.37650854    4.37650854          951.14461331       IIX        0.000000 %
--------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                Mark M. Volosov
               JPMorgan Chase Bank - Structured Finance Services
                           450 West 33rd, 14th Floor
                            New York, New York 10001
                              Tel: (212) 946-7172
                              Fax: (212) 946-8302
                         Email: mark.volosov@chase.com

                                                                   Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                                      -6-

               CSFB Mortgage Pass-Through Certificates, Series  2002-AR2
                        Statement to Certificate Holders
                               May 28, 2002

Section 4.04(a)(i)        Scheduled Principal Payments                                    248,591.58
                          Principal Prepayments                                         7,131,480.89

Section 4.04(a)(ii)       Current Interest                                              1,926,683.31
                          Carryforward Interest                                                 0.00

Section 4.04(a)(iii)      Certificate Interest Shortfalls                                       0.00
                          Certificate Principal Shortfalls                                      0.00

Section 4.04(a)(v)        Aggregate Loan Balance                                      307,164,502.58
                          Loan Group 1 Aggregate Loan Balance                         131,572,617.87
                          Loan Group 2 Aggregate Loan Balance                         175,591,884.71

Section 4.04(a)(vi)       Master Servicing Fees                                             3,931.81
                          Trust Administrator Fees                                            655.30
                          Servicing Fees                                                   79,958.24

Section 4.04(a)(viii)     Current Advances                                                      0.00
                          Outstanding Advances                                                  0.00

Section 4.04(a)(ix)       Delinquent Mortgage Loans

                          Group 1
                          Number of Loans delinquent 31 to 60 days                              6.00
                          Balance of Loans delinquent 31 to 60 days                     2,115,901.56
                          Number of Loans delinquent 61 to 90 days                              2.00
                          Balance of Loans delinquent 61 to 90 days                       883,381.15
                          Number of Loans delinquent 91 or more days                            0.00
                          Balance of Loans delinquent 91 or more days                           0.00
                                                                                              Page 4
                          Group 2
                          Number of Loans delinquent 31 to 60 days                              7.00
                          Balance of Loans delinquent 31 to 60 days                     2,330,739.39
                          Number of Loans delinquent 61 to 90 days                              9.00
                          Balance of Loans delinquent 61 to 90 days                     2,760,961.08
                          Number of Loans delinquent 91 or more days                            3.00
                          Balance of Loans delinquent 91 or more days                   1,212,505.50

                           Foreclosures

                                 Group 1
                                                      Principal
                                 Number               Balance                Percentage
                                           0                    0.00                  0.00 %
                                 Group 2
                                                      Principal
                                 Number               Balance                Percentage
                                           2              634,846.86                 0.36 %


Sec. 4.04 (a)(x)
                           Rolling Three Month Delinquency Rate                                 0.937760 %

Section 4.04(a)(xi)        REO Properties
                                Group 1
                                                     Principal
                                Number               Balance                Percentage
                                          0                    0.00                  0.00 %
                                Group 2
                                                     Principal
                                Number               Balance                Percentage
                                          0                    0.00                  0.00 %

Section 4.04(a)(xii)       Current Realized Losses                                0.00
                           Aggregate Realized Losses                              0.00

Section 4.04(a)(xiii)      Weighted Average Term to Maturity
                                                 Group 1                           350
                                                 Group 2                           354



